UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2008

MMC ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51968	98-0493819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Broadway, Suite 960 New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 977-0900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 13, 2008, MMC Energy, Inc. (the “Company”), issued a press release announcing its results of operations for the three months ending March 31, 2008 as well as various forward-looking statements regarding the Company’s facility upgrade projects.

The press release is attached hereto as Exhibit 99.1 to this Current Report Form 8-K. The information in this Form 8-K and the Exhibit attached hereto is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.
99.1	Press Release issued by MMC Energy, Inc. dated May 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MMC ENERGY, INC.

Date: May 13, 2008	By:	/s/ Denis Gagnon
Name: Denis Gagnon
Title: Chief Financial Officer